Fidelity Retirement Reserves
Supplement to the Prospectus
April 30, 2000

Effective August 29, 2000, Fidelity Brokerage Services, Inc., a Massachusetts Corporation merged with and into Fidelity Brokerage Services LLC, a newly created Delaware Limited Liability Corporation, which assumed all of the rights, liabilities, obligations, debts, duties and contracts of the merging corporation.

Fidelity Brokerage Services LLC, whose principal business address is 82 Devonshire Street, Boston, Massachusetts, is wholly-owned by Fidelity Global Brokerage Group, Inc., which is under common control with Fidelity Investments Life Insurance Company.